Exhibit 10.54

AMENDMENT TO DYNEGY INC.

DEFERRED COMPENSATION PLAN TRUST AGREEMENT

THIS AMENDMENT to the Dynegy Inc. Deferred Compensation Plan Trust Agreement (the “Agreement”) is entered into effective as provided herein below, between DYNEGY ILLINOIS INC. (formerly known as Dynegy Inc.), an Illinois corporation (“Dynegy Illinois”) and VANGUARD FIDUCIARY TRUST COMPANY, a trust company incorporated under Chapter 10 of the Pennsylvania Banking Code (the “Trustee”);

WITNESSETH

WHEREAS, Dynegy Illinois has heretofore adopted the Dynegy Inc. Deferred Compensation Plan (the “Plan”);

WHEREAS, Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy Illinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the “Merger Agreement”);

WHEREAS, pursuant to the transactions contemplated in the Merger Agreement, Dynegy Illinois will become a wholly-owned subsidiary of a newly formed Delaware corporation, named “Dynegy Inc.” (the “Company”), and Dynegy Illinois will thereafter be renamed “Dynegy Illinois Inc.”, as of the Effective Time specified in the Merger Agreement (the “Effective Time”);

WHEREAS, in connection with the completion of such transactions, the Board of Directors of Dynegy Illinois and the Company have approved the adoption, assumption and sponsorship of the Plan by the Company; and

WHEREAS, effective immediately after the Effective Time, Dynegy Illinois will withdraw as the sponsor of the Plan and the Company will assume sponsorship of the Plan from Dynegy Illinois and will become the “‘Company” for purposes of the Agreement;

NOW, THEREFORE, BE IT RESOLVED that the Agreement is hereby amended as follows, effective immediately after the Effective Time:

1. The first and second paragraphs of the Agreement shall be deleted and the following five paragraphs shall be substituted therefor:

“THIS AGREEMENT AND DECLARATION OF TRUST (the ‘Agreement’) effective as of the 1st day of January, 2002, by and between DYNEGY ILLINOIS INC. (formerly known as Dynegy Inc.), an Illinois corporation (‘Dynegy Illinois’) and VANGUARD FIDUCIARY TRUST COMPANY, a trust company incorporated under Chapter 10 of the Pennsylvania Banking Code (the ‘Trustee’).

WHEREAS, Dynegy Illinois has heretofore established the DYNEGY INC DEFERRED COMPENSATION PLAN (hereinafter referred to as the ‘Plan’) for the benefit of certain individuals who are eligible for benefits under the terms of the Plan (such individuals being referred to herein as the ‘Members’), which Plan provides for the payment of certain deferred compensation benefits (the ‘Benefits’) to the Members and, in the event of the death of a Member, the beneficiaries of the respective Member entitled to any payments under the terms of the Plan (‘Beneficiaries’); and

WHEREAS, Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy Illinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the ‘Merger Agreement’); and

WHEREAS, pursuant to the transactions contemplated in the Merger Agreement, Dynegy Illinois will become a wholly-owned subsidiary of a newly formed Delaware corporation, named ‘Dynegy Inc.’ (the ‘Company’), and the Dynegy Illinois will thereafter be renamed ‘Dynegy Illinois Inc.’, immediately as of the Effective Time specified in the Merger Agreement (the ‘Effective Time’); and

WHEREAS, effective immediately after the Effective Time, Dynegy Illinois will withdraw as the sponsor of the Plan (defined below) and the Company will assume sponsorship of the Plan from Dynegy Illinois.”

2. Except as modified herein, the Agreement shall remain in full force and effect.

This Amendment may be executed in two or more counterparts, which together constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Master Trust on the dates indicated below, to be effective immediately after the Effective Time.

Attest:	DYNEGY ILLINOIS INC. (formerly known as Dynegy Inc.)

/s/ Irma Longoria	By:	/s/ J. Kevin Blodgett

	Title:	Executive Vice President, Administration

	Date:	April 2, 2007

Attest:	Vanguard Fiduciary Trust Company

By:

Title:

Date:

Approved and accepted:

Attest:	Dynegy Inc., a Delaware corporation

/s/ Irma Longoria	By:	/s/ J. Kevin Blodgett

	Title:	Executive Vice President, Administration

	Date:	April 2, 2007

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